UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	December 31, 2007

CLACENDIX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-13117	22-2413505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 Corporate Boulevard, South Plainfield, New Jersey	07080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 546-3900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

CFR 240.13e-4(c))

Item 2.01 – Completion of Acquisition or Disposition of Assets.

Clacendix, Inc. Announces Completion of Asset Acquisition by Cryptek, Inc.

Parsippany, NJ USA – January 3, 2008 – Clacendix, Inc., formerly ION Networks, Inc., (OTCBB: IONN.OB) today announced that on December 31, 2007, it consummated the transaction presented in a proxy statement, filed December 10, 2007 with the Securities and Exchange Commission, whereby Cryptek, Inc. (“Cryptek”), a privately owned, leading manufacturer of dynamic and trusted identity and access control solutions, purchased substantially all of the assets of ION Networks, Inc. for $3.2 million plus the assumption of certain liabilities.

Item 9.01.

Financial Statements and Exhibits.

(b)

Exhibit No.		Document

10.1	(1)	Asset Purchase Agreement, Dated November 19, 2007, By and Between Cryptek and the Company.
99.1	(2)	Proforma Financials

(d)

Exhibit No.		Document

99.2	*	Press Release Announcing the Agreement for the Sale of Substantially All of the Assets of the Company

* Filed herewith

(1)

Incorporated by reference to the Company’s Quarterly Report on Form 10-QSB filed on November 19, 2007.

(2)

Incorporated by reference to the Company’s Definitive Proxy Statement on Form DEF 14A filed on December 10, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLACENDIX, INC.

Date:

January 7, 2008

      By:  /s/Patrick E. Delaney

Name:   Patrick E. Delaney

Title:     Chief Financial Officer